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                                                              Exhibit 23.3


      CONSENT OF SCHEINER, MISTER & GRANDIZIO, P.A., INDEPENDENT AUDITORS

We consent to the use of our reports dated January 20, 1997, November 17, 1995 and December 9, 1994, with respect to the financial statements of Clinical Associates, P.A. included in Amendment No. 1 to the Registration Statement (Form S-1, No. 333-26137) and related Prospectus of Physicians Quality Care, Inc. for the registration of 8,000,000 shares of its common stock.


Lutherville, MD

July 2, 1997